COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Tables [Abstract]
COMMITMENTS AND CONTINGENCIES

	2013	2014
	(EUR in millions)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*	10	6
Commercial letters of credit	593	796
Standby letters of credit and financial guarantees written	5,665	6,503
Total	6,268	7,305

*	Commitments to extend credit as at December 31, 2013 and 2014 include amounts, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force. The total commitments to extend credit at December 31, 2014 are EUR 15,694 million (2013: EUR 12,327 million)